Exhibit 10.32

PORTIONS OF THIS EXHIBIT MARKED BY [**] HAVE BEEN OMITTED PURSUANT TO RULE 601(B)(10) OF REGULATION S-K. THE OMITTED INFORMATION IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT AGREEMENT

First Amendment to the Manufacturing and Supply Agreement

This Amendment Agreement (this “Amendment Agreement”) is between Flexion Therapeutics, Inc., having its principal office at 10 Mall Road, Burlington MA, USA (“Flexion”) and Patheon UK Limited, having a principal place of business at Kingfisher Drive, Covingham, Swindon, Wiltshire SN35BZ, United Kingdom (“Patheon”) (collectively, “Parties”; individually, “Party”). This Amendment Agreement is dated 8 May 2019 (the “Amendment Effective Date”).

WHEREAS, Flexion and Patheon entered into a Manufacturing and Supply Agreement (“Manufacturing and Supply Agreement”) on 31 July 2015, pursuant to which Patheon provides manufacturing services for Flexion’s FX006 drug product (ZILRETTA) (an extended-release formulation of triamcinolone acetonide).

WHEREAS, the Parties have agreed to initiate construction of the area referred to as the Phase III manufacturing suite at Patheon’s facility and to incur certain capital expenditures to facilitate the manufacture of Flexion’s product in this manufacturing suite.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements set forth below and in the Manufacturing and Supply Agreement, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1.Definitions

Defined terms in this Amendment Agreement shall have the same meaning as those in the Manufacturing and Supply Agreement as applicable unless otherwise indicated.

2.Amendments

The Manufacturing and Supply Agreement shall be amended such that the following Schedules or parts of Schedules to the Manufacturing and Supply Agreement shall be replaced as set out in the Exhibits attached to this Amendment Agreement.

Schedule 2.9 (Equipment)
Phase III and Combined Phases I, II and III of Schedule 1.60 (Footprint)

A further amendment to the Manufacturing and Supply Agreement will be required to incorporate agreed changes to certain commercial terms such as the Base Fee and Product Fee.

These changes are partly required as a consequence of the construction of the area referred to as the Phase III manufacturing suite. This amendment is being negotiated by the parties currently.

3.Effectiveness of Amendments

The amendments to the Manufacturing and Supply Agreement set forth herein shall be effective as of the Amendment Effective Date.

4.Integration

Except for the sections of the Manufacturing and Supply Agreement specifically amended hereunder, all terms and conditions of the Manufacturing and Supply Agreement remain and shall remain in full force and effect. This Amendment Agreement shall hereafter be incorporated into and deemed part of the Manufacturing and Supply Agreement and any future reference to the Manufacturing and Supply Agreement shall include the terms and conditions of this Amendment Agreement.

5.Governing Law and Jurisdiction

This Amendment Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws that govern the Manufacturing and Supply Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Manufacturing and Supply Agreement.

IN WITNESS WHEREOF, the Parties have caused this Amendment Agreement to be executed by their duly authorized representatives, effective as of the date of the last signature.

FLEXION THERAPEUTICS, INC.	PATHEON UK LTD.

/s/ MICHAEL D. CLAYMAN, MD	/s/ LUCA ANDRETTA
Signature	Signature

Michael D. Clayman, MD	Luca Andretta
Name	Name

CEO	Director
Title	Title

May 9, 2019	12 May 2019
Date	Date

Exhibit 1 of the Amendment Agreement
(replacing Schedule 2.9 (Equipment) of the Manufacturing and Supply Agreement)

Schedule 2.9 Equipment

1.Flexion Manufacturing Equipment:

[**]

2. Patheon Manufacturing Equipment:

Any equipment, other than the Flexion Manufacturing Equipment, necessary to Manufacture the Product including but not limited to the following:

All building infrastructure and any and all improvements or additions made thereto

[**]

Exhibit 2 of the Amendment Agreement
(replacing Phase III and Combined Phases I, II and III of Schedule 1.60 (Footprint) of the Manufacturing and Supply Agreement)

Phase III.*
As set out in Exhibit 2.1-A (Footprint) of the Technical Transfer Agreement.

Combined Phases I, II and III:*(as at 11 April 2019)

As set out in Exhibit 2.1-A (Footprint) of the Technical Transfer Agreement.